Nationwide Life Insurance Company
Nationwide Variable Account-II
Supplement dated May 1, 2026
to the following prospectus(es):
Nationwide® O Series prospectus dated May 1, 2026
This supplement updates certain information contained in your prospectus. Please read and retain this supplement for future reference.
This Rate Sheet Supplement should be read and retained with the prospectus for Nationwide® O Series. This Rate Sheet Supplement replaces and supersedes any previous Rate Sheet Supplement and must be used in conjunction with the prospectus. If you need another copy of the prospectus please contact Nationwide's Service Center at 1-800-848-6331.
Nationwide is issuing this Rate Sheet Supplement to provide the current:
•
Roll-up Interest Rate, Roll-up Crediting Period, and Lifetime Withdrawal Percentages for the Nationwide Lifetime Income Rider Plus Core and Joint Option for the Nationwide Lifetime Income Rider Plus Core
The Roll-up Interest Rate, Roll-up Crediting Period, and Lifetime Withdrawal Percentages provided below apply to applications signed on or after May 1, 2026.
It is important that you have the most current Rate Sheet Supplement as of the date you sign the application. This Rate Sheet Supplement has no specified end date and can be superseded at any time. If Nationwide supersedes this Rate Sheet Supplement with a new Rate Sheet Supplement, the new Rate Sheet Supplement will be filed a minimum of 10 business days prior to its effective date.
If your application is signed on or after the date shown above, and a new Rate Sheet Supplement is filed with an effective date on or before the date the contract is issued, then based on the optional benefit elected the following will apply:
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If the Roll-up Interest Rate increased, then the higher Roll-up Interest Rate in effect on the date the contract is issued will be applied to the contract.
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If the applicable Lifetime Withdrawal Percentages increased, then the higher Lifetime Withdrawal Percentages in effect on the date the contract is issued will be applied to the contract.
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However, if the Roll-up Interest Rate decreased, or any applicable Lifetime Withdrawal Percentages decreased, then the Roll-up Interest Rate and Lifetime Withdrawal Percentages in effect on the date the application is signed will be applied to the contract.
Note: The rate comparison process described above does not include consideration of any change in the Roll-up Crediting Period. Therefore, for example, if both the Roll-up Interest Rate increased and the applicable Lifetime Withdrawal Percentages increased, but the Roll-up Crediting Period decreased, then the higher Roll-up Interest Rate, higher Lifetime Withdrawal Percentages, and shorter Roll-up Crediting Period in effect on the date the contract is issued will be applied to the contract.
If your application was signed prior to the date shown above, please refer to your contract for the Roll-up Interest Rate, Roll-up Crediting Period, and/or Lifetime Withdrawal Percentages that are applicable to your contract, or contact Nationwide's Service Center.
All Rate Sheet Supplements are available by contacting the Service Center, and also are available at https://nationwide.onlineprospectus.net/NW/vaproducts/ or on the EDGAR system at www.sec.gov (file number: 333-258296).
Nationwide Lifetime Income Rider Plus Core and Joint Option for the Nationwide Lifetime Income Rider Plus Core
Roll-up Interest Rate	Roll-up Crediting Period
8.00%	10 Years
PRO-0293-R15-0526

Contract Owner's Age (at the time of the first Lifetime Withdrawal)	Nationwide Lifetime Income Rider Plus Core's Lifetime Withdrawal Percentages*	Joint Option for the Nationwide Lifetime Income Rider Plus Core's Lifetime Withdrawal Percentages*
45	4.45%	3.95%
46	4.45%	3.95%
47	4.45%	3.95%
48	4.45%	3.95%
49	4.45%	3.95%
50	4.45%	3.95%
51	4.45%	3.95%
52	4.45%	3.95%
53	4.45%	3.95%
54	4.45%	3.95%
55	4.45%	3.95%
56	4.45%	3.95%
57	4.45%	3.95%
58	4.45%	3.95%
59	4.45%	3.95%
60	5.20%	4.70%
61	5.25%	4.75%
62	5.30%	4.80%
63	5.35%	4.85%
64	5.40%	4.90%
65	6.25%	5.75%
66	6.30%	5.80%
67	6.35%	5.85%
68	6.40%	5.90%
69	6.45%	5.95%
70	6.50%	6.00%
71	6.55%	6.05%
72	6.60%	6.10%
73	6.65%	6.15%
74	6.70%	6.20%
75	6.75%	6.25%
76	6.80%	6.30%
77	6.85%	6.35%
78	6.90%	6.40%
79	6.95%	6.45%
PRO-0293-R15-0526

Contract Owner's Age (at the time of the first Lifetime Withdrawal)	Nationwide Lifetime Income Rider Plus Core's Lifetime Withdrawal Percentages*	Joint Option for the Nationwide Lifetime Income Rider Plus Core's Lifetime Withdrawal Percentages*
80+	7.00%	6.50%
*
The Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner at the time of the first Lifetime Withdrawal, or if the Joint Option is elected, the age of the younger spouse at the time of the first Lifetime Withdrawal. A Contract Owner will receive the greatest Lifetime Withdrawal Percentage only if he or she does not take a Lifetime Withdrawal prior to age 80.
PRO-0293-R15-0526